Exhibit 10.6

AMENDMENT TO THE EXECUTIVE EMPLOYMENT AGREEMENT

January 12, 2023

This Amendment to the Executive Employment Agreement (the “Amendment”), is made as of the Effective Date (as defined below), between Molekule Group, Inc. (f/k/a AeroClean Technologies, Inc.) (“Company”) and Jonathan Harris (“Executive”).

WHEREAS, Company and Executive entered into an employment agreement (the “Employment Agreement”), effective as of January 12, 2023 (the “Effective Date”) providing for Executive’s title as Chief Marketing & Product Development Officer and the parties hereto wish to amend the Employment Agreement to revise Executive’s title;

NOW, THEREFORE, the parties hereto hereby amend the Employment Agreement as follows, effective as of the Effective Date:

The first sentence of Section 1 of the Employment Agreement is amended to read as follows:

Subject to the terms and conditions of this Agreement, Executive’s position with Company will be Chief Commercial Officer, reporting to Company’s Chief Executive Officer.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Jonathan Harris	MOLEKULE GROUP, INC.

/s/ Jonathan Harris	By:	/s/ Ryan Tyler
Signature	Name:	Ryan Tyler
Address:	Title:	Chief Financial Officer